SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 29, 2010 (November 29, 2010)

Date of Report (Date of earliest event reported)

INERGY, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-34664	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200

Kansas City, MO 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Inergy, L.P. (the “Partnership”) is filing this Current Report on Form 8-K to update the following items of the Partnership’s Annual Report on Form 10-K for the year ended September 30, 2010 (the “Form 10-K”) as set forth under the corresponding items contained in Exhibit 99.1, which is incorporated herein by reference:

•	Item 6. Selected Financial Data

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation (Results of Operations and Liquidity and Capital Resources sections only); and

•	Item 8. Financial Statements and Supplementary Data.

This Current Report on Form 8-K sets forth, among other things, audited consolidated balance sheets of Inergy, L.P., formerly Inergy Holdings, L.P. (“Holdings”) as of September 30, 2010 and 2009, and the related consolidated statements of income, owners’ equity and cash flows for each of the three years in the period ended September 30, 2010, including notes thereto, revised to reflect the impact of certain matters contemplated by the First Amended and Restated Agreement and Plan of Merger dated as of September 3, 2010 as part of a plan to simplify (“Simplification”) the capital structures of Inergy and Holdings which was completed on November 5, 2010. As a result of this Simplification, on November 5, 2010, Holdings common units were converted into 0.77 Inergy, L.P. common units.

Other than for the purpose of revising the Partnership’s financial statements contained in Item 8 of the Form 10-K, the applicable portion of Management’s Discussion and Analysis of Financial Condition and Results of Operations in Item 7 of the Form 10-K and selected financial data in Item 6 of the 10-K, as described above, in order to give effect to the impact of the Simplification on the historical financial statements, this Current Report on Form 8-K does not reflect events or developments that occurred after November 29, 2010, the date the Partnership filed the Form 10-K with the Securities and Exchange Commission (the “SEC”).

Item 9.01. Financial Statements and Exhibits.

Exhibit 23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

Exhibit 99.1	Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation (Results of Operation and Liquidity and Capital Resources sections only) and Item 8. Financial Statements and Supplementary Data (updating Part II, Items 7 and 8 of the Form 10-K filed on November 29, 2010).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY, L.P.

	By:	Inergy GP, LLC
(its managing general partner)

Date: November 29, 2010	By:	/s/ R. Brooks Sherman, Jr.
R. Brooks Sherman, Jr., Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

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